Mark R. Holcombe
Third Floor, Olde Towne Marina, Sandyport
Nassau, New Providence
Bahamas SP-63777
(W) 954-839-8811
(C) 242-455-4169

August 9th, 2011

Blacksands Petroleum, Inc.
800 Bering, Suite 250
Houston, Texas 77057

RE: Resignation of Directorship

Dear Board Members,

I hereby resign from the position of Director of Blacksands Petroleum. Inc. effective August 9th. 2011.

I have enjoyed working with Blacksands and I wish the Board and the management of the Company continued success in its future endeavors.

Sincerely,

Mark. Holcombe